SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 7, 2005
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                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)




    Maryland                    001-07172                          13-2755856
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(State or other            (Commission file No.)                (IRS Employer
  jurisdiction of                                                 I.D. No.)
  incorporation)


    60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
    -------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------


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Item 7.01   Regulation FD Disclosure.

         Attached hereto as an exhibit is a copy of a Press Release issued by the registrant on February 7, 2005. The Release which is being furnished to the Securities and Exchange Commission, discloses information regarding the registrant's results of operations for the quarter ended December 31, 2004.



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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                BRT REALTY TRUST



Date:     February 8, 2005       By:  /s/ Simeon Brinberg
                                 ------------------------------
                                 Simeon Brinberg
                                 Secretary


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                                     EXHIBIT

                                BRT REALTY TRUST
                         60 Cutter Mill Road, Suite 303
                              Great Neck, NY 11021
                           (516) 466-3100 - Telephone
                              (516) 466-3132 - Fax
                                www.BRTRealty.com

                                BRT REALTY TRUST
                         ANNOUNCES RESULTS OF OPERATIONS
                     FOR THE QUARTER ENDED DECEMBER 31, 2004

Great Neck, New York, February 7, 2005 -- BRT Realty Trust (NYSE:BRT) today announced that total revenues for the three months ended December 31, 2004, the first quarter of its fiscal year, increased 64% over the three months ended December 31, 2003, and that net income increased 31% quarter over quarter. For the three months ended December 31, 2004, BRT reported revenues of $6,033,000 and net income of $4,311,000, or $.55 per share on a diluted basis. Net income for the quarter ended December 31, 2004 includes a net gain on sale of available-for-sale securities of $729,000 or $.09 per share. For the three months ended December 31, 2003 total revenues, net income and net income per share on a diluted basis were $3,669,000, $3,294,000 and $.43 per share, respectively. Net income for the quarter ended December 31, 2003 includes a net gain on sale of real estate assets of $591,000, or $.08 per share, and net gain on sale of available-for-sale securities of $720,000 or $.09 per share. The weighted average number of common shares outstanding on a diluted basis was 7,774,303 and 7,671,566 for the three months ended December 31, 2004 and 2003, respectively.

Commenting on the results of operations for the three months ended December 31, 2004, Jeffrey Gould, President and Chief Executive officer of BRT, noted that the primary reason for the increase in revenues and net income was the significant increase in the average balance of loans outstanding for the December 31, 2004 quarter versus the December 31, 2003 quarter, from $80,100,000 in the 2003 quarter to $127,700,000 in the 2004 quarter. Revenues and net income also benefited in the current quarter from a 77 basis point increase in the rate earned on the loan portfolio and the collection of interest on one loan in excess of its stated rate.

On the expense side, Mr. Gould noted that total expenses increased by $777,000, or $.10 per share, quarter versus quarter, of which $466,000 was a result of increased interest expense, as BRT borrowed under its credit facilities to fund its increased level of loan originations and an overall 17 basis point increase in the interest rate paid on borrowed funds. The increase in expenses was also attributable to an $87,000 increase in the adviser's fee, also a direct result of the increased loan portfolio. General and administrative expenses increased by $170,000 quarter versus quarter due in large measure to the increase in loan originations, as BRT paid increased commissions and higher travel, advertising and promotional expenses, as well as additional allocated payroll expenses under a shared services agreement. There was also an increase in G&A expense as a result of costs associated with the implementation of a dividend reinvestment and share purchase plan.

BRT Realty Trust is a mortgage oriented real estate investment trust.

Certain information contained herein is forward looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. BRT intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with theses safe harbor provisions. The forward looking statements should not be relied upon since they involve known and unknown risks, uncertainties and other factors, which, in some cases, are beyond BRT's control and could materially affect actual results, performance or achievements.

Contact: Simeon Brinberg, BRT Realty Trust (516) 466-3100





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

                                BRT REALTY TRUST
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                    (In Thousands except for Per Share Data)

                                                                           Three Months Ended
                                                                              December 31,
                                                                          2004          2003
                                                                          ----          ----


Revenue:                                                                  $6,033       $3,669

Expenses                                                                   2,495        1,718
                                                                          ------       ------

Income before equity in earnings of unconsolidated
   joint ventures, gain on sale of available-for-sale securities,
   minority interest and discontinued operations                           3,538        1,951

Equity in earnings of unconsolidated joint ventures                           55           43
                                                                          ------       ------

Income before gain on sale of available-for-sale securities,
   minority interest and discontinued operations                           3,593        1,994
Gain on sale of available-for -sale securities                               729          720
Minority interest                                                            (11)         (11)
                                                                          ------       ------

Income before discontinued operations                                      4,311        2,703

Discontinued operations
    Gain on sale of real estate assets                                         -          591
                                                                          ------       ------

Net income                                                                $4,311       $3,294
                                                                          ======       ======

Income per share of beneficial interest:

Income from continuing operations                                         $  .56       $  .36
Discontinued operations                                                        -          .08
                                                                          ------       ------
Basic earnings per share                                                  $  .56       $  .44
                                                                          ======       ======

Income from continuing operations                                         $  .55     $     .35
Discontinued operations                                                        -           .08
                                                                          ------    ----------
Diluted earnings per share                                                $  .55     $     .43
                                                                          ======     =========

Cash distributions per common share                                       $  .48    $     .38
                                                                          ======    =========

Weighted average number of common shares outstanding:

Basic                                                                  7,662,372     7,513,383
                                                                       =========     =========
Diluted                                                                7,774,303     7,671,566
                                                                       =========     =========
